SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                               -----------------

                                   Form 8-K

                                CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported): January 11, 1999


                    DENTAL/MEDICAL DIAGNOSTIC SYSTEMS, INC.
              (Exact Name of Registrant as Specified in Charter)


            Delaware                 0-12850                    13-3152648
  (State or Other Jurisdiction     (Commission                 (IRS Employer
        of Incorporation)          File Number)             Identification No.)


                       200 N. Westlake Blvd., Suite 202
                          Westlake Village, CA 91362
                   (Address of Principal Executive Offices)

                                (805) 381-2700
                        (Registrant's Telephone Number)





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ITEM 5. OTHER EVENTS

     Reference is made to the press release of Registrant, issued on January 11, 1999, which contains information meeting the requirements of this Item 5, and which is incorporated herein by this reference. A copy of the press release is attached to this Form 8-K as Exhibit 99.1.



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                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

January 12, 1999                    Dental/Medical Diagnostic Systems, Inc.



                                    By:  /S/ STEPHEN ROSS
                                        ------------------------------
                                         Stephen F. Ross
                                         Chief Financial Officer




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                                 EXHIBIT INDEX

EXHIBITS


99.1        Press Release dated January 11, 1999